Income Taxes (Components of The Deferred Tax Assets and Liabilities) (Detail) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Non-current deferred tax asset:
Oil and gas costs and long-lived assets	$ 11,500,697	$ 14,513,571
Derivative instruments	0	934,340
Net operating loss carry-forward	35,815,113	29,532,954
Valuation allowance	(47,315,809)	(44,980,865)
Net deferred tax asset (liability)	$ 0	$ 0